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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               __________________

                                    FORM 8-K





 TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                        Date of Report: November 6, 2003





                               MUZAK HOLDINGS LLC
            (Exact Name of Registrants as Specified in their charter)




           DELAWARE                       333-78573             04-3433730
 (State or Other Jurisdiction      (Commission File Number)  (I.R.S. Employer
of Incorporation or Organization)                           Identification No.)


                               3318 LAKEMONT BLVD.
                               FORT MILL, SC 29708
                                 (803) 396-3000
    (Address, Including Zip Code and Telephone Number including Area Code of
                   Registrants' Principal Executive Offices)

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits:

              Exhibit No.  Description of Exhibit
              ----------   ----------------------

                 99.1      Press Release issued by Muzak LLC dated
                           November 6, 2003



Item 12. Disclosure of Results of Operations and Financial Conditions


On November 6, 2003, Muzak LLC, a subsidiary of Muzak Holdings LLC, announced its consolidated financial results for the quarter ended September 30, 2003. A copy of the press release is furnished with this report as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    November 6, 2003

Muzak Holdings LLC



By:      /S/ Stephen P. Villa
         ------------------------
Name:    Stephen P. Villa
Title:   Chief Financial Officer,
         Chief Operating Officer